UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 31, 2006

Matrix Bancorp, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Colorado

(State or Other Jurisdiction of Incorporation)

0-21231	84-1233716
(Commission File Number)	(IRS Employer Identification No.)

700 Seventeenth Street, Suite 2100 Denver, Colorado	80202
(Address of Principal Executive Offices)	(Zip Code)

(303) 595-9898

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS

On January 31, 2006, Matrix Bancorp, Inc. issued a press release announcing a proposed new brand name “United Western,” which if approved, would, among other things, change the name of the Company to United Western Bancorp, Inc. A copy of this press release is furnished herewith as Exhibit 99.1.

On February 1, 2006, the Company issued a press release announcing the appointment by its subsidiary, Matrix Capital Bank, of two new branch presidents and a chief credit officer, and the selection of a second community branch location. A copy of this press release is furnished herewith as Exhibit 99.2.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of businesses acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Exhibits.

	99.1	Press Release, dated January 31, 2006, announcing a proposed new brand name.

	99.2	Press Release, dated February 1, 2006, announcing the appointment of officers and the selection of a second community branch location.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 1, 2006

MATRIX BANCORP, INC.

By:/s/T. Allen McConnell
Name: T. Allen McConnell
Title: Senior Vice President